UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Date of report)	June 28, 2017
(Date of earliest event reported)	June 23, 2017

ONEOK, Inc.
(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 West Fifth Street; Tulsa, OK
(Address of principal executive offices)

74103
(Zip code)

(918) 588-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company __

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.__

Item 1.02	Termination of a Material Definitive Agreement

ONEOK Credit Agreement
On June 23, 2017, ONEOK, Inc. (“ONEOK”) delivered notice of termination of its Amended and Restated Credit Agreement, effective as of January 31, 2014, among ONEOK, as borrower, Bank of America, N.A. as administrative agent, swing-line lender, a letter of credit issuer and a lender and the other lenders and letter of credit issuers parties thereto (as extended, the “ONEOK Credit Agreement”). The termination is contingent upon the closing of the merger of ONEOK Partners, L.P. (“ONEOK Partners”) with and into a wholly owned subsidiary of ONEOK, with ONEOK Partners continuing as the surviving entity and as a wholly owned subsidiary of ONEOK (the “Merger”) and upon the satisfaction of the other closing conditions of the 2017 Credit Agreement (as defined below) and is also subject to the survival of any provisions which by their terms survive the termination.
Some of the lenders and letter of credit issuers under the ONEOK Credit Agreement are lenders or letter of credit issuers under ONEOK’s recently announced credit agreement (the “2017 Credit Agreement”) which provides for a $2.5 billion revolving unsecured credit facility that will become effective upon the closing of the Merger and satisfaction of other closing conditions.
ONEOK Partners Credit Agreement
On June 23, 2017, ONEOK Partners also delivered notice of termination of its Amended and Restated Credit Agreement, effective as of January 31, 2014, among ONEOK Partners, as borrower, Citibank, N.A. as administrative agent, swing-line lender, a letter of credit issuer and a lender and the other lenders and letter of credit issuers parties thereto (as extended, the “ONEOK Partners Credit Agreement”). The termination is contingent upon the closing of the Merger and upon the satisfaction of the other closing conditions of the 2017 Credit Agreement and is also subject to the survival of any provisions which by their terms survive the termination.
Some of the lenders and letter of credit issuers under the ONEOK Partners Credit Agreement are lenders or letter of credit issuers under the 2017 Credit Agreement.

SIGNATURE

Pursuant to the requirements of the Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK, Inc.

Date:	June 28, 2017	By:	/s/ Walter S. Hulse III
Walter S. Hulse III Chief Financial Officer and Executive Vice President, Strategic Planning and Corporate Affairs

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